LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED SEPTEMBER 18, 2009 TO THE

PROSPECTUS DATED FEBRUARY 28, 2009 OF

LEGG MASON PARTNERS DIVIDEND STRATEGY FUND

The following replaces the Fee table and Example found in the Fund’s prospectus under the heading “Investments, risks and performance”:

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares. Expense ratios for the current fiscal year may be higher than those shown in the “Annual fund operating expenses” table—for example, if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)	Class A		Class B	Class C	Class FI	Class R	Class I	Class 1[4]
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%		None	None	None	None	None	n/a
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	[1]	5.00%	1.00%	None	None	None	None

ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF NET ASSETS)	Class A	Class B	Class C	Class FI	Class R	Class I	Class 1[4]
Management fee[2]	0.63%	0.63%	0.63%	0.63%	0.63%	0.63%	0.63%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.25%	0.50%	None	None
Other expenses	0.90%	0.69%	0.12%	0.23%[3]	0.23%[3]	0.31%	0.33%
Total annual fund operating expenses	1.78%	2.32%	1.75%	1.11%	1.36%	0.94%	0.96%
Waiver of fees and/or expense reimbursement (subject to recapture)[5]	(0.53)%	(0.32)%	n/a	n/a	n/a	n/a	n/a
Total annual fund operating expenses after waiver of fees and/or expense reimbursement (subject to recapture)[5]	1.25%	2.00%	1.75%	1.11%	1.36%	0.94%	0.96%

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•

Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses (after fee waivers and/or expense reimbursements) remain the same as shown in the fee table

NUMBER OF YEARS YOU OWN YOUR SHARES

	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption)	$695	$1,003	$1,387	$2,463
Class B (redemption at end of period)	$703	$961	$1,280	$2,469	[6]
Class B (no redemption)	$203	$661	$1,180	$2,469	[6]
Class C (redemption at end of period)	$278	$552	$950	$2,063
Class C (no redemption)	$178	$552	$950	$2,063
Class FI (with or without redemption)	$113	$353	$612	$1,353
Class R (with or without redemption)	$138	$431	$745	$1,636
Class I (with or without redemption)	$96	$300	$520	$1,155
Class 1 (with or without redemption)[4]	$98	$306	$531	$1,177

[1]

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[2]

The fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.65% on assets of up to $1 billion, 0.60% on assets between $1 billion and $2 billion, 0.55% on assets between $2 billion and $3 billion, 0.50% on assets between $3 billion and $4 billion, and 0.45% on assets in excess of $4 billion.

[3]	“Other expenses” for Class FI and Class R have been estimated because no Class FI or Class R shares were outstanding during the fund’s last fiscal year.

[4]	Effective July 27, 2007, the fund’s Class 1 shares were closed to all purchases and incoming exchanges.

[5]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual operating expenses are not expected to exceed 1.25%, 2.00%, 2.00%, 1.25%, 1.50% and 0.95% for Class A shares, Class B shares, Class C shares, Class FI shares, Class R shares and Class I shares, respectively. In addition, total annual operating expenses for Class 1 shares are expected to be 0.25% lower than total annual operating expenses for Class A shares. These arrangements are expected to continue until December 31, 2011, may be terminated prior to that date only by agreement of the manager and the Board of Trustees and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’s total annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’s total annual operating expenses exceeding these limits.

[6]	Assumes conversion to Class A shares approximately eight years after purchase.

FDXX012012